                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                               OF CYBERONICS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


         I, Pamela B. Westbrook, Chief Financial Officer of Cyberonics, Inc. (the "Company"), hereby certify that:

         (i) the accompanying report on Form 10-Q for the period ending January 24, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") by the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (ii) the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.



                                        /s/ PAMELA B. WESTBROOK
                                        ---------------------------------------
                                        Name:  Pamela B. Westbrook
                                        Title: Vice President, Finance
                                               and Administration, Secretary
                                               and Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)
                                        Date:  March 5, 2003